SUPPLEMENTARY CASH FLOW INFORMATION (Details) - USD ($) $ in Thousands	3 Months Ended
	Mar. 31, 2026	Mar. 31, 2025
Net change in non-cash working capital items:
Inventory	$ (756)	$ (2,193)
Prepaid expenses and other assets	(365)	(815)
Taxes recoverable	253	(354)
Taxes payable	(1,863)	(941)
Accounts payable and accrued liabilities	(2,178)	352
Amounts receivable	(143)	(2,525)
Amounts due to related parties	(5)	(127)
Net change in non-cash working capital	$ (5,057)	$ (6,603)